WADDELL & REED ADVISORS FUNDS

Supplement dated February 17, 2006

to
Waddell & Reed Advisors Equity Funds Prospectus dated October 31, 2005

The following information replaces the disclosure regarding the management of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. in the Section entitled "Portfolio Management":

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.: Effective February 2006, Chace Brundage is primarily responsible for the day-to-day management of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. Mr. Brundage joined Waddell & Reed Investment Management Company (WRIMCO) in 1996 as an equity investment analyst. In 1999 he left to join TCW/WestBridge Ventures LLC as a vice president and limited partner. From 2001 through August 2003, Mr. Brundage was employed by Citadel Investment Group, where he oversaw the software and IT services groups. In 2003, he rejoined WRIMCO as an assistant portfolio for the Large Cap Growth equity team. He is Vice President of WRIMCO and Ivy Investment Management Company. Mr. Brundage holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst.

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